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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 5, 2003

                                              MIDWEST GENERATION, LLC
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-59348                             33-0868558
       (State or other jurisdiction of            (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                                One Financial Place
                                       440 South LaSalle Street, Suite 3500
                                              Chicago, Illinois 60605
                           (Address of principal executive offices, including zip code)

                                                   312-583-6000
                               (Registrant's telephone number, including area code)

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Items 1 through 4, and 6 through 11 are not included because they are inapplicable.

         This current report includes forward-looking statements. Midwest Generation has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Midwest Generation's control.
Midwest Generation has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 5.  Other Events and Regulation FD Disclosure.

         As a result of a recently revised long-term outlook for capacity revenues from the Collins Station and eight small peaking plants in Illinois, Midwest Generation, LLC will record an impairment charge of $1.025 billion ($625 million after tax) when it files its second quarter report on Form 10-Q prior to August 14, 2003.
The lower capacity revenue outlook is the result of a number of factors, including higher long-term natural gas
prices and the current oversupply of generation in the MAIN region market.   The book value of capitalized assets
related to the Collins Station will be written down from $858 million to an estimated fair market value of $78 million, and the book value of the eight small peaking plants will be written down from $286 million to an estimated fair market value of $41 million. The impairment charge does not trigger any defaults or prepayment obligations under the indebtedness of Midwest Generation or its affiliates. The impairment charge by Midwest
Generation related to the Collins Station is not reflected in the operating results of Edison Mission Energy,
Mission Energy Holding Company or Edison International because the lease related to the Collins Station is treated in their financial statements as an operating lease and not as an asset and, therefore, is not subject to impairment for accounting purposes.

          For a description of the facilities, refer to "Facilities Overview" on page 4 of Midwest Generation's annual report on Form 10-K for the year ended December 31, 2002.

Item 12.  Results of Operations and Financial Condition.

         Midwest Generation is an indirect wholly owned subsidiary of Edison Mission Energy, the ultimate parent company of which is Edison International.  On August 5, 2003, Edison International issued a press release that included information about the impairment charges applicable to Midwest Generation.  A copy of the press release is attached as Exhibit 99.1. The information furnished in this Item 12 and Exhibit 99.1 shall not be deemed to be
"filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                                     SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                      Midwest Generation, LLC
                                                                              (Registrant)

Date:                  August 5, 2003                                       /s/ Kevin M. Smith
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                                                                              KEVIN M. SMITH
                                                                   Manager, Vice President and Treasurer